Postretirement Health-Care And Life-Insurance Plans	12 Months Ended
Jul. 02, 2011
Postretirement Health-Care And Life-Insurance Plans
Postretirement Health-Care And Life-Insurance Plans

Note 17– Postretirement Health-Care and Life-Insurance Plans

The corporation provides health-care and life-insurance benefits to certain retired employees and their covered dependents and beneficiaries. Generally, employees who have attained age 55 and have rendered 10 or more years of service are eligible for these postretirement benefits. Certain retirees are required to contribute to plans in order to maintain coverage.

During 2009, the corporation entered into a new collective labor agreement in the Netherlands which eliminated post retirement health care benefits for certain employee groups, while also reducing benefits provided to others. The elimination of benefits resulted in the recognition of a curtailment gain of $17 million, of which $12 million impacted continuing operations, related to a portion of the unamortized prior service cost credit which was reported in accumulated other comprehensive income. The plan changes also resulted in a $32 million reduction in the accumulated post retirement benefit obligation with an offset to accumulated other comprehensive income.

During the third quarter of 2009, the corporation approved a change to its U.S. postretirement medical plan. Effective January 1, 2010, the corporation no longer subsidizes retiree medical coverage for U.S. salaried employees and retirees. After this date, retirees have access to medical coverage but have to pay 100% of the premium. This change resulted in the recognition of a plan amendment which reduced the accumulated postretirement benefit obligation by $50 million with an offset to unamortized prior service cost in accumulated other comprehensive income.

Measurement Date and Assumptions Beginning in 2009, a fiscal year end measurement date is utilized to value plan assets and obligations for the corporation's postretirement health-care and life-insurance plans pursuant to the accounting rules. Previously, the corporation used a March 31 measurement date.

The weighted average actuarial assumptions used in measuring the net periodic benefit cost and plan obligations for the three years ending July 2, 2011 were:

	2011	2010	2009
Net periodic benefit cost
Discount rate	5.1%	6.3%	6.4%
Plan obligations
Discount rate	5.3	5.1	6.3
Health-care cost trend assumed for the next year	8.0	8.0	8.5
Rate to which the cost trend is assumed to decline	5.0	5.0	5.0
Year that rate reaches the ultimate trend rate	2017	2016	2016

The discount rate is determined by utilizing a yield curve based on high-quality fixed-income investments that have a AA bond rating to discount the expected future benefit payments to plan participants. Assumed health-care trend rates are based on historical experience and management's expectations of future cost increases. A one-percentage-point change in assumed health-care cost trend rates would have the following effects:

	One	One
	Percentage	Percentage
	Point	Point
In millions	Increase	Decrease
Effect on total service and interest components	$1	$(1)
Effect on postretirement benefit obligation	9	(7)

Net Periodic Benefit Cost and Funded Status The components of the net periodic benefit cost and curtailment gains associated with continuing operations were as follows:

In millions	2011	2010	2009
Components of defined benefit net periodic cost (income)
Service cost	$2	$1	$3
Interest cost	5	6	8
Net amortization and deferral	(13)	(13)	(11)
Net periodic benefit cost (income)	$(6)	$(6)	$–
Curtailment (gains)	$–	$–	$(12)

The net periodic benefit cost associated with the North American fresh bakery operations is recognized in discontinued operations as the buyer is expected to assume all of the postretirement benefit liabilities associated with those businesses.

The net periodic benefit income in 2011 was unchanged from the prior year. The increase in net periodic benefit income in 2010 as compared to 2009 was driven by lower service costs, lower interest costs as a result of the lower accumulated benefit obligation at the start of the year as compared to the prior year, and an increase in net amortization and deferral income. The increase in amortization of prior service cost credits was due to the impact of a prior year plan amendment on the amount of unamortized prior service credits.

The amount of the prior service credits, net actuarial loss and net initial asset that is expected to be amortized from accumulated other comprehensive income and reported as a component of net periodic benefit cost during 2012 is $10 million of income, nil and $2 million of income, respectively.

The funded status of postretirement health-care and life-insurance plans related to continuing operations at the respective year-ends were:

In millions	2011	2010
Accumulated postretirement benefit obligation
Beginning of year	$104	$89
Service cost	2	1
Interest cost	5	6
Net benefits paid	(9)	(12)
Plan participant contributions	2	1
Actuarial (gain) loss	(12)	13
Plan amendments	–	7
Foreign exchange	1	(1)
End of year	93	104
Fair value of plan assets	1	–
Funded status	$(92)	$(104)
Amounts recognized on the consolidated balance sheets
Accrued liabilities	$(7)	$(9)
Other liabilities	(85)	(95)
Total liability recognized	$(92)	$(104)
Amounts recognized in accumulated other comprehensive loss
Unamortized prior service credit	$(137)	$(157)
Unamortized net actuarial loss	26	51
Unamortized net initial asset	(3)	(5)
Total	$(114)	$(111)

A significant portion of the unamortized prior service credits relates to the North American fresh bakery operations. As such, at the time of the completion of the sale of this business, which is expected to be in the first quarter of 2012, these unamortized prior service credits will be recognized as part of the gain/loss on disposition of this business.

Expected Benefit Payments and Funding Substantially all postretirement health-care and life-insurance benefit payments are made by the corporation. Using foreign exchange rates at July 2, 2011 and expected future service, it is anticipated that the future benefit payments that will be funded by the corporation will be as follows: $8 million in 2012, 2013, 2014, 2015, and 2016 and $43 million from 2017 to 2021.

The Medicare Part D subsidy received by the corporation was $2 million in 2010. The subsidy received in 2011 and 2009 was not material.